As filed with the SEC on December 30, 2009.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-09010

TRANSAMERICA INVESTORS, INC.
(Exact name of registrant as specified in charter)

570 Carillon Parkway, St. Petersburg, Florida			33716
(Address of principal executive offices)			(Zip code)

Dennis P. Gallagher, Esq., P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(727) 299-1800

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2009 - October 31, 2009

Item 1: Report(s) to Shareholders.  The Annual Report is attached.

Ten Month Report

Ending

October 31, 2009

www.transamericafunds.com

Customer Service 1-800-89-ASK-US (1-800-892-7587)

P.O. Box 219427 • Kansas City, MO 64121-9427

Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder:

On behalf of Transamerica Premier Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future.  We value the trust you have placed in us.

This report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report.  During the past ten months, markets have oscillated from significant weakness in conjunction with investors’ concerns over the health of the economy and the labor market to strength in conjunction with investor optimism of recovery and bargain hunting.  The equity markets touched new lows in March 2009, and then subsequently rallied sharply.  The period ended in October with positive ten-month returns for both the broad equity and bond markets.  As economic recovery prospects have improved, the U.S. dollar has weakened versus the Euro and Pound Sterling, and traded in a range versus the Japanese Yen.  Oil prices have been quite volatile over the past ten months, hitting their lows in January 2009 and recovering to end higher at the end of the period.  The Federal Reserve has kept the federal funds rate in a range of 0%-0.25% in an effort to stimulate the economy.  The unemployment rate has continued to climb and reached 10.2% in October.  Bargain hunting and an increased appetite for risk following market lows in March 2009 have led to strong gains for particular equity and fixed-income sectors, including emerging market stocks, technology stocks and high-yield bonds.  Treasuries and money market securities have lagged on a relative basis.  For the ten months ending October 31, 2009, the Dow Jones Industrial Average returned 13.65%, the Standard & Poor’s 500 Index returned 17.05%, and the Barclays Capital Aggregate U.S. Bond Index returned 6.24%.  Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs.  Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial advisor if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

John K. Carter	Christopher A. Staples
Chairman of the Board, President & Chief Executive Officer	Senior Vice President & Chief Investment Officer
Transamerica Premier Funds	Transamerica Premier Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Premier Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Premier Funds.

Transamerica Premier Diversified Equity Fund

(unaudited)

MARKET ENVIRONMENT

During the 10 months ended October 31, 2009, equity markets experienced tremendous volatility as they grappled with, and then overcame, a global economic slowdown and the repercussions from the collapse of the credit markets.

U.S. equity markets began the period with a freefall precipitated by concerns that corporate earnings would be eroded by tight lending standards, sharply reduced global liquidity, a deepening U.S. recession and slower economic growth elsewhere. Investors retreated from U.S. stock markets, despite extraordinary efforts by the U.S. government and Treasury to restore order in the financial system and reinvigorate the economy. The arsenal deployed in this effort included near-zero interest rates and more than a dozen programs meant to stabilize the housing market; infuse liquidity into the credit markets; jump-start consumer spending; or provide financing to the largest financial institutions.

The government’s massive efforts yielded modest success by March, when bellwether banks showed first signs of stabilization, and gained traction thereafter. Amid signs that the immediate danger to the banking system had passed, U.S. equity markets began a vigorous — albeit volatile — rebound, ending the period modestly higher.

We believe the U.S. recession ended in mid-2009, and U.S. economic growth turned positive in the third quarter of 2009. The decline in housing prices moderated after April, and existing home sales rose during the summer, aided by a federal first-time homebuyer tax credit. Other federal stimulus programs helped loosen credit markets, affording businesses better access to funding for new projects and rebuilding inventories. Although unemployment remains elevated, consumer sentiment, business activity and corporate earnings showed improvements by period-end.

PERFORMANCE

For the ten month period January 1, 2009 through October 31, 2009, Transamerica Premier Diversified Equity Fund Investor Class returned 23.01%.  By comparison, its benchmark, the Standard and Poor’s 500 Composite Stock Index, returned 17.05%.

STRATEGY REVIEW

Throughout the period, we adhered to the core tenets of our investment philosophy — seeking companies with proven management, strong cash-flow characteristics and sustainable competitive advantages. Thus, when the market rebound began, Transamerica Premier Diversified Equity Fund was positioned in high-quality stocks with strong growth characteristics. In the initial phase of the rebound, still-cautious investors favored quality, and the fund rebounded vigorously. It did not, however, own the smallest constituents of the benchmark, which had fallen out of the fund’s market-cap range as stock prices contracted early on. As investors’ appetite for risk grew, smaller and lower-quality stocks fared best. Despite this rotation to riskier stocks, the fund continued to generate gains and, ultimately, outperformed its benchmark with a double-digit return for the period.

Key contributors to positive relative performance were security selection in the energy sector; and security selection and overweighting in the consumer discretionary sector. Also contributing to outperformance was stock selection in the industrials sector (Precision Castparts Corp.). Early in the period, Precision Castparts Corp. — a worldwide producer of titanium castings for the aerospace, aircraft, oil and gas industries — saw healthy demand for its products. It continued to benefit from the adoption of titanium within the aerospace industry as companies build new generations of planes that are lighter and more fuel efficient.

Individual holding BlackRock, Inc. — Class A was also a performance contributor. This global investment management, risk management and advisory services firm is considered a fixed income industry leader and benefited during a period of favor for fixed income strategies.

While the fund’s financial services exposure was, overall, a contributor to performance, our position in Plum Creek Timber Co., Inc. was a detractor. Plum Creek Timber Co., Inc., a real estate investment trust that owns timberlands in the U.S., was hurt by falling lumber prices and a pullback in new home construction. Also detracting from performance was a minimal cash position, which was a byproduct of normal trading activities.

Gary U. Rollé, CFA

Kirk R. Feldhus

Thomas E. Larkin, III

John D. Lawrence, CFA

Peter O. Lopez

Co-Portfolio Managers

Transamerica Investment Management, LLC

Transamerica Premier Funds	Annual Report 2009

Average Annual Total Return for Periods Ended 10/31/2009

	10 Months Ended	12 Months Ended	5 Years	10 Years or Life of Fund	Inception Date
Investor Class	23.01%	14.95%	2.26%	2.33%	04/01/1998
S&P 500*	17.05%	9.80%	0.33%	(0.95)%	04/01/1998

NOTES

* The Standard and Poor’s 500 Composite Stock Index (“S&P 500”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the investment adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Premier Focus Fund

(unaudited)

MARKET ENVIRONMENT

During the 10 months ended October 31, 2009, equity markets experienced tremendous volatility as they grappled with a global economic slowdown and the repercussions from the collapse of the credit markets.

U.S. equity markets began the period with a freefall precipitated by concerns that corporate earnings would be eroded by tight lending standards, sharply reduced global liquidity, a deepening U.S. recession and slower economic growth elsewhere. Investors retreated from U.S. stock markets, despite extraordinary efforts by the U.S. government and Treasury to restore order in the financial system and reinvigorate the economy. The arsenal deployed in this effort included near-zero interest rates and more than a dozen programs meant to stabilize the housing market; infuse liquidity into the credit markets; jump-start consumer spending; or provide financing to the largest financial institutions.

The government’s massive efforts yielded modest success by March, when bellwether banks showed first signs of stabilization, and gained traction thereafter. Amid signs that the immediate danger to the banking system had passed, U.S. equity markets began a vigorous rebound from the March lows.

In our opinion the U.S. recession ended in mid-2009, and U.S. economic growth turned positive in the third quarter of 2009. The decline in housing prices moderated after April, and existing home sales rose during the summer, aided by a federal first-time homebuyer tax credit. Other federal stimulus programs helped loosen credit markets, affording businesses better access to funding for new projects and rebuilding inventories. Although unemployment remains elevated, consumer sentiment, business activity and corporate earnings showed improvements by period-end.

PERFORMANCE

For the ten month period January 1, 2009 through October 31, 2009, Transamerica Premier Focus Fund Investor Class returned 30.57%.  By comparison, its benchmark, the Standard and Poor’s 500 Composite Stock Index, returned 17.05%.

STRATEGY REVIEW

Throughout the period, we adhered to the core tenets of our investment philosophy — seeking companies with proven management, strong cash-flow characteristics and sustainable competitive advantages. When the market rebound began, Transamerica Premier Focus Fund was positioned in high-quality stocks with strong growth characteristics. In the initial phase of the rebound, still-cautious investors favored quality, and the fund rebounded vigorously. As investors’ appetite for risk grew, smaller and lower-quality stocks fared best. Despite this rotation to riskier stocks, the fund continued to outperform, ending the period well ahead of its benchmark.

We believe the international consumer will be an increasingly important factor in the global economy, and companies moving rapidly into international markets will benefit. Among the fund’s strongest contributors to performance was Amazon.com, Inc., which achieved healthy returns by engaging the global consumer.

Other key contributors to positive relative performance were stock selection and overweighting in the consumer discretionary sector; and stock selection and underweighting in the weaker-performing financial services sector. Two individual information technology holdings — Rovi Corp. and Apple, Inc. — also contributed to outperformance. Rovi, Corp. a digital entertainment technology leader, executed extremely well on a large acquisition it made in 2007, successfully selling assets and using cash flow to pay down debt. It also benefited from the conversion of analog cable subscribers to digital services. Apple, Inc.’s products continued to benefit from worldwide consumers’ desire for technology that provides improved mobile communications and access to information.

Key relative detractors included our cash position, which was a byproduct of normal trading activities, and individual holdings Activision Blizzard, Inc. and Strayer Education, Inc. Game publisher Activision Blizzard, Inc. had flat returns late in the period following a strong first half of the year. We expect video-game sales to increase through year-end 2009 following significant price declines for video-game consoles and the release of new games ahead of the holiday season. Strayer Education, Inc., an education services holding company, delivered strong results in 2008, outperforming its competition by a wide margin. Later in the fiscal year, its performance lagged as consumer interest shifted to investing in the economic recovery.

Edward S. Han

Kirk J. Kim

Joshua D. Shaskan, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

Average Annual Total Return for Periods Ended 10/31/2009

	10 Months Ended	12 Months Ended	5 Years	10 Years or Life of Fund	Inception Date
Investor Class	30.57%	21.35%	4.55%	0.69%	07/01/1997
S&P 500*	17.05%	9.80%	0.33%	(0.95)%	07/01/1997

NOTES

* The Standard and Poor’s 500 Composite Stock Index (“S&P 500”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until October 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio
Transamerica Premier Diversified Equity Fund
Investor Class	$1,000.00	$1,113.40	$4.10	$1,012.97	$3.90	1.15%

Transamerica Premier Focus Fund
Investor Class	1,000.00	1,115.10	5.42	1,011.73	5.15	1.52

(a)  Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account values for the period, multiplied by the number of days in the period (123 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At October 31, 2009

(the following chart summarizes the Schedules of Investments of each Fund by asset type)

(unaudited)

Transamerica Premier Diversified Equity Fund

Common Stocks	96.7%
Repurchase Agreement	3.8
Other Assets and Liabilities - Net	(0.5)
Total	100.0%

Transamerica Premier Focus Fund

Common Stocks	94.6%
Repurchase Agreement	7.6
Securities Lending Collateral	0.2
Other Assets and Liabilities - Net	(2.4)
Total	100.0%

Transamerica Premier Diversified Equity Fund

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 96.7%
Aerospace & Defense - 3.3%
Boeing Co.	22,500	$1,076
Precision Castparts Corp.	79,200	7,565
Air Freight & Logistics - 2.1%
CH Robinson Worldwide, Inc.	65,875	3,630
Expeditors International of Washington, Inc.	58,000	1,869
Auto Components - 6.0%
BorgWarner, Inc.	253,000	7,671
Johnson Controls, Inc.	330,000	7,893
Beverages - 0.9%
PepsiCo, Inc.	40,000	2,422
Capital Markets - 7.6%
BlackRock, Inc. -Class A	47,610	10,307
Charles Schwab Corp.	410,000	7,109
Cohen & Steers, Inc.	120,000	2,320
Chemicals - 8.2%
Ecolab, Inc.	135,000	5,935
Monsanto Co.	44,500	2,990
Nalco Holding Co.	244,935	5,180
Sigma-Aldrich Corp.	135,000	7,010
Commercial Banks - 0.9%
BB&T Corp.	94,690	2,264
Commercial Services & Supplies - 1.9%
Tetra Tech, Inc. ‡	191,975	4,940
Communications Equipment - 1.2%
Palm, Inc. ‡	161,115	1,871
QUALCOMM, Inc.	30,565	1,266
Computers & Peripherals - 9.1%
Apple, Inc. ‡	62,000	11,686
Hewlett-Packard Co.	145,000	6,882
International Business Machines Corp.	42,195	5,089
Construction & Engineering - 1.5%
Jacobs Engineering Group, Inc. ‡	90,000	3,806
Diversified Financial Services - 5.2%
Bank of America Corp.	180,495	2,632
JPMorgan Chase & Co.	225,000	9,398
MSCI, Inc. -Class A ‡	50,000	1,520
Diversified Telecommunication Services - 2.0%
Verizon Communications, Inc.	177,835	5,262
Electrical Equipment - 1.9%
Hubbell, Inc. -Class B	118,780	5,052
Electronic Equipment & Instruments - 0.5%
Tyco Electronics, Ltd.	59,050	1,255
Energy Equipment & Services - 1.1%
Schlumberger, Ltd.	43,925	2,732
Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	78,000	4,434
Health Care Equipment & Supplies - 2.3%
Becton Dickinson and Co.	53,800	3,677
Covidien PLC	55,000	2,317
Internet & Catalog Retail - 4.8%
Amazon.com, Inc. ‡	105,000	12,475
Internet Software & Services - 2.7%
Google, Inc. -Class A ‡	13,000	6,970
Leisure Equipment & Products - 1.2%
Hasbro, Inc.	113,300	3,090
Life Sciences Tools & Services - 1.4%
Millipore Corp. ‡	54,315	3,640
Machinery - 7.6%
Caterpillar, Inc.	70,000	3,854
Donaldson Co., Inc.	75,490	2,693
Kennametal, Inc.	320,000	7,540
PACCAR, Inc.	144,300	5,398
Media - 3.6%
Dreamworks Animation SKG, Inc. -Class A ‡	80,000	2,560
Walt Disney Co.	250,000	6,843
Oil, Gas & Consumable Fuels - 1.1%
Anadarko Petroleum Corp.	49,000	2,986
Paper & Forest Products - 2.2%
Weyerhaeuser Co.	160,000	5,814
Real Estate Investment Trusts - 1.0%
Plum Creek Timber Co., Inc.	84,246	2,636
Road & Rail - 1.7%
Burlington Northern Santa Fe Corp.	60,000	4,519
Semiconductors & Semiconductor Equipment - 2.8%
Broadcom Corp. -Class A ‡	86,675	2,306
Intel Corp.	255,000	4,873
Software - 4.6%
Activision Blizzard, Inc. ‡	218,000	2,361
Adobe Systems, Inc. ‡	77,745	2,561
Intuit, Inc. ‡	89,530	2,603
Oracle Corp.	215,000	4,536
Textiles, Apparel & Luxury Goods - 2.4%
Nike, Inc. -Class B	100,000	6,218
Trading Companies & Distributors - 2.2%
WW Grainger, Inc.	62,000	5,811
Total Common Stocks (cost $239,765)		251,347

	Principal
REPURCHASE AGREEMENT - 3.8%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $9,778 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/25/2024, and with a value of $9,976.	$9,778	9,778
Total Repurchase Agreement (cost $9,778)
Total Investment Securities (cost $249,543) #		261,125
Other Assets and Liabilities - Net		(1,303)

Net Assets		$259,822

NOTES TO SCHEDULE OF INVESTMENTS:

‡                     Non-income producing security.

#                    Aggregate cost for federal income tax purposes is $251,875. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $25,190 and $15,940, respectively. Net unrealized appreciation for tax purposes is $9,250.

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$46,750	$—	$—	$46,750
Equities - Consumer Staples	6,856	—	—	6,856
Equities - Energy	5,718	—	—	5,718
Equities - Financials	38,186	—	—	38,186
Equities - Health Care	9,634	—	—	9,634
Equities - Industrials	57,753	—	—	57,753
Equities - Information Technology	52,993	—	—	52,993
Equities - Materials	26,929	—	—	26,929
Equities - Telecommunication Services	6,528	—	—	6,528
Cash & Cash Equivalent - Repurchase Agreement	—	9,778	—	9,778
Total	$251,347	$9,778	$—	$261,125

The notes to the financial statements are an integral part of this report.

Transamerica Premier Focus Fund

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 94.6%
Air Freight & Logistics - 3.0%
CH Robinson Worldwide, Inc.	34,500	$1,901
Biotechnology - 5.4%
Alexion Pharmaceuticals, Inc. ‡	34,600	1,537
Gilead Sciences, Inc. ‡	16,400	698
Human Genome Sciences, Inc. ‡	66,000	1,234
Capital Markets - 2.5%
BlackRock, Inc. -Class A	7,500	1,624
Chemicals - 3.1%
Praxair, Inc.	24,500	1,946
Commercial Banks - 3.2%
PrivateBancorp, Inc. ‡	65,000	593
SunTrust Banks, Inc.	74,100	1,416
Communications Equipment - 7.6%
Palm, Inc. ‡	156,500	1,817
QUALCOMM, Inc.	70,215	2,907
Computers & Peripherals - 7.0%
Apple, Inc. ‡	23,550	4,439
Diversified Consumer Services - 4.2%
K12, Inc. ‡	59,930	961
Strayer Education, Inc.	8,460	1,717
Diversified Financial Services - 2.7%
JPMorgan Chase & Co.	40,500	1,692
Electrical Equipment - 0.8%
Baldor Electric Co.	20,460	529
Health Care Equipment & Supplies - 3.6%
Covidien PLC	54,000	2,275
Health Care Providers & Services - 1.5%
Nighthawk Radiology Holdings, Inc. ‡	158,930	952
Hotels, Restaurants & Leisure - 1.8%
Peet’s Coffee & Tea, Inc. ‡	34,000	1,156
Internet & Catalog Retail - 9.6%
Amazon.com, Inc. ‡	37,105	4,408
priceline.com, Inc. ‡	11,000	1,736
Internet Software & Services - 5.8%
Google, Inc. -Class A ‡	6,900	3,699
Machinery - 4.3%
Kennametal, Inc.	42,165	993
PACCAR, Inc.	47,210	1,767
Oil, Gas & Consumable Fuels - 1.9%
Anadarko Petroleum Corp.	19,810	1,207
Pharmaceuticals - 2.7%
Allergan, Inc.	30,300	1,704
Professional Services - 3.6%
Robert Half International, Inc.	100,045	2,321
Road & Rail - 2.9%
Kansas City Southern ‡	32,730	793
Landstar System, Inc.	29,420	1,037
Semiconductors & Semiconductor Equipment - 1.7%
Rovi Corp. ‡	40,120	1,105
Software - 11.3%
Activision Blizzard, Inc. ‡	457,200	4,952
Citrix Systems, Inc. ‡	40,000	1,471
Informatica Corp. ‡	40,000	849
Textiles, Apparel & Luxury Goods - 1.8%
Nike, Inc. -Class B	18,700	1,163
Trading Companies & Distributors - 1.1%
GATX Corp.	25,285	687
Wireless Telecommunication Services - 1.5%
Sprint Nextel Corp. ‡	330,000	976
Total Common Stocks (cost $51,894)		60,262

	Principal
REPURCHASE AGREEMENT - 7.6%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $4,812 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/25/2024, and with a value of $4,910.	$4,812	4,812
Total Repurchase Agreement (cost $4,812)

	Shares
SECURITIES LENDING COLLATERAL - 0.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲ Λ	105,503	106
Total Securities Lending Collateral (cost $106)
Total Investment Securities (cost $56,812) #		65,180
Other Assets and Liabilities - Net		(1,482)

Net Assets		$63,698

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
Λ	No securities on loan at 10/31/2009. Previous security on loan was sold at period end, valued at $103. Collateral is held until sale transaction is completed.
▲	Rate shown reflects the yield at 10/30/2009.
#

Aggregate cost for federal income tax purposes is $56,895. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $11,071 and $2,786, respectively. Net unrealized appreciation for tax purposes is $8,285.

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$11,142	$—	$—	$11,142
Equities - Energy	1,207	—	—	1,207
Equities - Financials	5,325	—	—	5,325
Equities - Health Care	8,399	—	—	8,399
Equities - Industrials	10,028	—	—	10,028
Equities - Information Technology	18,332	—	—	18,332
Equities - Materials	1,946	—	—	1,946
Equities - Telecommunication Services	3,883	—	—	3,883
Cash & Cash Equivalent - Repurchase Agreement	—	4,812	—	4,812
Cash & Cash Equivalent - Securities Lending Collateral	106	—	—	106
Total	$60,368	$4,812	$—	$65,180

The notes to the financial statements are an integral part of this report.

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2009

(all amounts except per share amounts in thousands)

	Transamerica Premier Diversified Equity Fund		Transamerica Premier Focus Fund
Assets:

Investment securities, at value	$251,347		$60,368
Repurchase agreement, at value	9,778		4,812
Receivables:
Investment securities sold	—		1,454
Shares of beneficial interest sold	89		23
Securities lending income (net)	—		3
Dividends	195		25
Dividend reclaims	2		2
	$261,411		$66,687
Liabilities:
Payables:
Investment securities purchased	1,099		2,735
Shares of beneficial interest redeemed	213		12
Management and advisory fees	165		60
Distribution and service fees	57		14
Directors fees	—	(a)	—	(a)
Administration fees	4		1
Other	51		61
Collateral for securities on loan	—		106
	1,589		2,989
Net assets	$259,822		$63,698

Net assets consist of:
Paid-in capital	$276,297		$65,614
Undistributed (accumulated) net investment income (loss)	547		—
Accumulated net realized loss on investments	(28,604)		(10,284)
Net unrealized appreciation on investments	11,582		8,368
Net assets	$259,822		$63,698

Shares outstanding	21,515		3,674
Net asset value, offering price and redemption price per share	$12.08		$17.34
Investment securities, at cost	$239,765		$52,000
Repurchase agreement, at cost	$9,778		$4,812
Securities loaned, at value	$—		$103

(a) Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

STATEMENTS OF OPERATIONS

For the 10 months or year ended:

(all amounts in thousands)

	Transamerica Premier Diversified Equity Fund		Transamerica Premier Focus Fund
	10 Months Ended October 31, 2009	12 Months Ended December 31, 2008	10 Months Ended October 31, 2009	12 Months Ended December 31, 2008
Investment income:
Dividend income	$2,528	$3,592	$302	$474
Withholding taxes on foreign dividends	—	—	(7)	(5)
Interest income	1	140	1	87
Securities lending income (net)	37	157	15	62

	2,566	3,889	311	618

Expenses:
Management and advisory	1,357	1,866	403	585
Transfer agent and shareholder servicing	426	624	110	144
Distribution and service	452	647	118	182
Custodian	18	28	8	10
Registration	25	30	31	20
Administration	48	52	13	14
Legal	11	14	6	4
Audit	14	23	12	25
Directors	10	12	3	3
Printing and shareholder reports	24	22	8	8
Other	7	13	27 (a)	4
Total expenses	2,392	3,331	739	999
Reimbursed expenses and waived fees	(311)	(357)	(50)	—
Net expenses	2,081	2,974	689	999

Net investment income (loss)	485	915	(378)	(381)

Net realized and unrealized gain (loss) on investments:
Net realized loss on investments	(24,478)	(2,752)	(5,643)	(4,628)
Change in unrealized appreciation (depreciation) on investments	71,013	(127,173)	21,232	(32,976)
Net realized and unrealized gain (loss)	46,535	(129,925)	15,589	(37,604)
Net increase (decrease) in net assets resulting from operations	$47,020	$(129,010)	$15,211	$(37,985)

(a) Includes extraordinary expenses related to Plan of Reorganization which amounted to $25 (see note 7 for details).

The notes to the financial statements are an integral part of this report.

STATEMENTS OF CHANGES IN NET ASSETS

For the 10 months or years ended:

(all amounts in thousands)

	Transamerica Premier Diversified Equity Fund			Transamerica Premier Focus Fund
	10 Months Ended October 31, 2009	12 Months Ended December 31, 2008	12 Months Ended December 31, 2007	10 Months Ended October 31, 2009	12 Months Ended December 31, 2008	12 Months Ended December 31, 2007
From operations:
Net investment income (loss)	$485	$915	$215	$(378)	$(381)	$(442)
Net realized gain (loss) on investments	(24,478)	(2,752)	11,413	(5,643)	(4,628)	13,322
Change in unrealized appreciation (depreciation) on investments	71,013	(127,173)	32,390	21,232	(32,976)	3,357

Net increase (decrease) in net assets resulting from operations	47,020	(129,010)	44,018	15,211	(37,985)	16,237

Distributions to shareholders
From net investment income	—	(430)	(26)	—	—	—
From net realized gains on investments	—	(5,449)	(8,118)	—	(2,249)	(38)
Total distributions to shareholders	—	(5,879)	(8,144)	—	(2,249)	(38)

Capital Share Transactions:
Proceeds from shares sold	42,808	62,498	86,550	6,437	5,204	10,952
Dividends and distributions reinvested	—	3,738	5,669	— (a)	2,226	38
Cost of shares redeemed	(24,454)	(42,251)	(30,363)	(8,784)	(11,740)	(19,038)
Redemption fee	3	6	6	— (a)	6	21

Net fund shares transactions	18,357	23,991	61,862	(2,347)	(4,304)	(8,027)

Net increase (decrease) in net assets	65,377	(110,898)	97,736	12,864	(44,538)	8,172

Net assets
Beginning of period/year	$194,445	$305,343	$207,607	$50,834	$95,372	$87,200
End of period/year	$259,822	$194,445	$305,343	$63,698	$50,834	$95,372
Undistributed (accumulated) net investment income (loss)	$547	$62	$—	$—	$11	$—

Share Activity:
Shares issued	4,116	4,769	5,364	442	274	493
Shares issued-reinvested from distributions	—	388	327	— (b)	170	2
Shares redeemed	(2,410)	(3,147)	(1,880)	(597)	(649)	(898)
Net increase (decrease) in shares outstanding	1,706	2,010	3,811	(155)	(205)	(403)

(a) Rounds to less than $1.

(b) Rounds to less than 1.

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

For the 10 months or years ended:

For a share outstanding throughout each period

	Transamerica Premier Diversified Equity Fund
	Investor Class
	October 31, 2009		December 31, 2008	December 31, 2007	December 31, 2006	December 31, 2005	December 31, 2004

Net asset value
Beginning of period/year	$9.82		$17.15	$14.84	$13.69	$12.70	$11.17

Investment operations
Net investment income(a)	0.02		0.05	0.01	0.01	0.02	0.03
Net realized and unrealized gain (loss) on investments	2.24		(7.08)	2.77	1.28	0.99	1.51
Total from investment operations	2.26		(7.03)	2.78	1.29	1.01	1.54

Distributions
Net investment income	—		(0.02)	— (b)	—	(0.02)	(0.01)
Net realized gains on investments	—		(0.28)	(0.47)	(0.14)	—	—
Total distributions	—		(0.30)	(0.47)	(0.14)	(0.02)	(0.01)

Net asset value
End of period/year	$12.08		$9.82	$17.15	$14.84	$13.69	$12.70

Total return(c)	23.01	%(d)	(40.93)%	18.68%	9.42%	7.93%	13.81%

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.15	%(e)	1.15%	1.15%	1.15%	1.10%	1.20%
Before reimbursement/fee waiver	1.32	%(e)	1.29%	1.15%	1.15%	1.31%	1.47%
Net investment income, to average net assets	0.27	%(e)	0.35%	0.08%	0.04%	0.13%	0.28%

Portfolio turnover rate	25	%(d)	44%	29%	36%	35%	30%
Net assets end of period/year (in thousands)	$259,822		$194,445	$305,343	$207,607	$148,927	$71,487

For a share outstanding throughout each period

	Transamerica Premier Focus Fund
	Investor Class
	October 31, 2009		December 31, 2008	December 31, 2007	December 31, 2006	December 31, 2005	December 31, 2004

Net asset value
Beginning of period/year	$13.28		$23.64	$19.65	$18.59	$16.01	$13.87

Investment operations
Net investment loss(a)	(0.10)		(0.10)	(0.11)	(0.11)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	4.16		(9.65)	4.11	1.17	2.64	2.21
Total from investment operations	4.06		(9.75)	4.00	1.06	2.58	2.14

Distributions
Net realized gains on investments	—		(0.61)	(0.01)	—	—	—
Total distributions	—		(0.61)	(0.01)	—	—	—

Net asset value
End of period/year	$17.34		$13.28	$23.64	$19.65	$18.59	$16.01

Total return(c)	30.57	%(d)	(41.19)%	20.35%	5.70%	16.12%	15.43%

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.45	%(e)(f)	1.37%	1.18%	1.20%	1.32%	1.36%
Before reimbursement/fee waiver	1.56	%(e)(f)	1.37%	1.18%	1.20%	1.32%	1.36%
Net investment loss, to average net assets	(0.80	)%(e)	(0.52)%	(0.50)%	(0.61)%	(0.38)%	(0.48)%

Portfolio turnover rate	62	%(d)	66%	51%	46%	67%	64%
Net assets end of period/year (in thousands)	$63,698		$50,834	$95,372	$87,200	$111,705	$92,565

(a) Calculated based on the average number of shares outstanding during the period.

(b) Rounds to less than $0.01 or $(0.01) per share.

(c) Total Return represents aggregate total return for each period.

(d) Not annualized.

(e) Annualized.

(f) Includes extraordinary expenses related to Plan of Reorganization (see note 7 for details). The impact of the extraordinary expenses are 0.05% of net assets.

The notes to the financial statements are an integral part of this report.

NOTES TO FINANCIAL STATEMENTS

At October 31, 2009

(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Investors, Inc. (the “Company”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Company is currently composed of two funds: Transamerica Premier Diversified Equity Fund (the “Diversified Equity Fund”), and Transamerica Premier Focus Fund (the “Focus Fund”), (individually, a “Fund” or collectively, the “Funds”). The Focus Fund is non-diversified under the 1940 Act. For information on investment objectives and strategies, please refer to the Funds’ prospectus.

The Company currently offers an Investor class in each of the Funds.

The Board of Directors of the Funds approved a plan of reorganization (see Note 7 for further explanation). Under the terms of the reorganization the Funds will be part of Transamerica Funds (the “Trust”). The Trust has a fiscal year end of October 31. To provide clarity to the share owners of the Funds, the Trust’s management is presenting the financial position of these Funds as of October 31, 2009.

This report should be read in conjunction with the Funds’ current prospectus, which contains more complete information about the Funds, including investment objectives and strategies.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Repurchase agreements: Securities purchased subject to repurchase agreements are at the Funds’ custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to 100% of the resale price.  The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of the Funds’ securities exposes the Funds to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Funds attempt to increase their net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statements of Operations. The value of loaned securities and related collateral outstanding at October 31, 2009 are shown in the Schedules of Investments and Statements of Assets and Liabilities.

Income from loaned securities on the Statements of Operations is net of fees earned by the lending agent for its services.

Commission recapture: Transamerica Investment Management, LLC is the only sub-adviser to the Funds and to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Funds with broker/dealers with which Transamerica Premier Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds within Transamerica Premier Funds, or by any other party.

Recaptured commissions for the ten months ended October 31, 2009 are included in net realized gains in the Statements of Operations and are summarized as follows:

Fund	Commissions
Diversified Equity Fund	$8
Focus Fund	7

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Gains and losses on sales of securities are determined on the identified cost basis for both financial statement and federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Discount is recorded on a daily basis using the effective yield method. Dividend income is recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at managements’ estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.   SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements: A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing pricing for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close.  Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.

U.S. government securities: U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government securities generally are categorized in Level 2 of the fair value hierarchy.

U.S. government agency securities: U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to-be-announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and generally are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products can be modeled by taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Funds using pricing models fall into this category and generally are categorized Level 2 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Directors.

The hierarchy classification of inputs used to value the Funds’ investments, at October 31, 2009, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, are included at the end of each Fund’s Schedule of Investments.

NOTE 3.  RELATED PARTY TRANSACTIONS

The Company has an Investment Advisory Agreement on behalf of each Fund (the “Agreement”) with TAM, an affiliate of AEGON N.V., a Netherlands corporation. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) serves as administrator and transfer agent to the Funds. TFS is an affiliate of AEGON N.V.

Transamerica Capital, Inc. (“TCI”) is the principal underwriter and distributor of the shares for each of the Funds. TCI is an affiliate of AEGON N.V.

Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Funds and is sub-adviser of the Funds.

Certain directors and officers of the Funds are also directors and officers of TAM, TFS, TIM, and TCI.

The aggregate fee expensed to all directors who are not affiliated persons of TAM for the period ended October 31, 2009 can be found in the Statements of Operations.

As of October 31, 2009, TAM and its affiliates held the following percentages of outstanding shares:

Fund	Outstanding Shares %
Diversified Equity Fund	43%
Focus Fund	16%

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Investment advisory fees: For its services to the Funds, TAM receives a monthly fee, based on an annual percentage of the average daily net assets of each Fund. The annual fees for the following Funds are:

Fund	Advisory Fee Rate
Diversified Equity Fund
First $1 billion	0.75%
Over $1 billion up to $2 billion	0.72
Over $2 billion	0.70
Focus Fund
First $1 billion	0.85
Over $1 billion up to $2 billion	0.82
Over $2 billion	0.80

TAM has agreed to waive its fees and assume any other operating expenses (other than certain extraordinary or nonrecurring expenses) which together exceed a specified percentage of the average daily net assets of each Fund.

These waivers and subsidies may be terminated at any time without notice.

The specified percentages are as follows:

Fund	Investor Class
Diversified Equity Fund	1.15%
Focus Fund	1.40%

If Fund expenses, and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Funds may be required to pay the adviser a portion or all of the previously waived advisory fees.

There were no amounts recaptured during the period ended October 31, 2009. The following amounts available for recapture as of October 31, 2009 were as follows:

Fund	Reimbursement of Class Expenses	Available for Recapture Through
Diversified Equity Fund
Fiscal Year 2008:
Investor Class	$357	10/31/2011
Fiscal Year 2009:
Investor Class	311	10/31/2012
Focus Fund
Fiscal Year 2009:
Investor Class	50	10/31/2012

Distribution and service fees: The 12b-1 plans of distribution and related distribution contracts require the Funds to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares, there is an annual 12b-1 distribution fee of 0.25% of the average daily net assets.

Administrative services: The Company entered into an Administrative Services Agreement with TFS for financial and legal fund administration services which include such items as compliance, expenses, financial statement and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support and other legal matters. The Company pays TFS the greater of an annual fee of 0.02% of average net assets of the Funds, or $315 allocated based pro rata on the average net assets of the Funds.

Transfer agent fees: Transfer agent fees paid to TFS on behalf of the Funds for the period ended October 31, 2009 can be found in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Deferred Compensation Plan: Each eligible independent Fund Director may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by TAM. Under the Plan, such Directors may defer payment of all or a portion of their total fees earned as a Fund Director. Each Director who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds or investment options under Transamerica Partners Funds Group II. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of the Funds.

NOTE 4.  INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the ten months ended October 31, 2009 was as follows:

Fund	Purchases	U.S. Government Purchases	Proceeds from Sales	U.S. Government Sales
Diversified Equity Fund	$69,085	$—	$52,688	$—
Focus Fund	36,094	—	29,878	—

NOTE 5.   FEDERAL INCOME TAX MATTERS

The Funds have not made any provisions for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Management has evaluated the Funds’ tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses and distribution reclasses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Fund	Shares of beneficial interest, unlimited shares authorized	Undistributed (accumulated) net investment income (loss)	Undistributed (accumulated) net realized gain (loss) from investment securities
Focus Fund	$(367)	$367	$—

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Fund	Capital Loss Carryforwards	Available Through
Diversified Equity Fund	$26,273	10/31/2017
Focus Fund	7,821	10/31/2017
Focus Fund	2,380	10/31/2016

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2008 and 2009 was as follows:

	Distributions Paid From: 2008		Distributions Paid From: 2009
	Ordinary income	Long-term Capital Gain	Ordinary income	Long-term Capital Gain
Diversified Equity Fund	$1,198	$4,681	$—	$—
Focus Fund	982	1,267	—	—

The tax basis components of distributable earnings as of October 31, 2009 are as follows:

Fund	Undistributed Ordinary income	Undistributed Long-term Capital Gain	Capital Loss Carryforward	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Diversified Equity Fund	$547	$—	$(26,273)	$—	$9,251
Focus Fund	—	—	(10,201)	—	8,285

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 6.   ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2009, the Funds adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. The adoption of the additional disclosure requirements did not materially impact the Funds’ financial statements.

NOTE 7.   SUBSEQUENT EVENTS

The Board of Directors approved an Agreement and Plan of Reorganization for funds within Transamerica Premier Funds. The following paragraphs will describe each effective reorganization.

On November 13, 2009, Transamerica Diversified Equity acquired all of the net assets of Transamerica Science & Technology, Transamerica Templeton Global, Transamerica Premier Diversified Equity Fund and Transamerica Premier Institutional Diversified Equity Fund pursuant to a Plan of Reorganization.  Transamerica Premier Diversified Equity Fund is the accounting survivor.

On November 13, 2009, Transamerica Focus (formerly, Transamerica Legg Mason Partners All Cap) acquired all of the net assets of Transamerica Premier Focus Fund pursuant to a Plan of Reorganization.  Transamerica Premier Focus Fund is the accounting survivor.

Management has evaluated subsequent events through December 22, 2009, the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Transamerica Investors, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Premier Diversified Equity Fund and Transamerica Premier Focus Fund (two of the Funds constituting Transamerica Investors, Inc.) (the “Funds”) as of October 31, 2009, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Premier Diversified Equity Fund and Transamerica Premier Focus Fund as of October 31, 2009, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2009

TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Directors of Transamerica Investors, Inc. (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Premier Diversified Equity Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Directors determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders.  The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010.  In reaching their decision, the Directors requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser.  The Directors also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management.  In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Directors evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future.  The Directors also reviewed the Sub-Adviser’s investment approach for the Fund.  The Directors noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.  The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser.  The Directors determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008.  The Board noted that the Fund’s performance was below the median for its peer universe for the past 1-year period and above the median for its peer universe for the past 3- and 5-year periods.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Investors, Inc. as a whole by TAM and its affiliates.  The Board reviewed the management and sub-advisory fees for the Fund.  The Directors noted that the Fund’s contractual management fee was below the medians for its expense group and universe and that the total expenses of the Fund were in line with the medians for its expense group and universe.  Based on their review, the Directors determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.  In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Directors considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.  In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows.  The Directors also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.  The Directors noted that TAM would not realize soft dollar benefits from its relationship with the Fund.  The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Directors favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser.  The Directors also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Directors, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA PREMIER FOCUS FUND

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Directors of Transamerica Investors, Inc. (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Premier Focus Fund (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Directors determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders.  The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010.  In reaching their decision, the Directors requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser.  The Directors also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management.  In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Directors evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future.  The Directors also reviewed the Sub-Adviser’s investment approach for the Fund.  The Directors noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.  The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser.  The Directors determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008.  The Board noted that the Fund’s performance was in line with the median for its peer universe for the past 1-year period and above the median for its peer universe for the past 3- and 5-year periods.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Investors, Inc. as a whole by TAM and its affiliates.  The Board reviewed the management and sub-advisory fees for the Fund.  The Directors noted that the Fund’s contractual management fee was below the median for its expense group and in line with median for its expense universe and that the total expenses of the Fund were in line with the median for its expense group and above the median for its expense universe.  Based on their review, the Directors determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.  In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Directors considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.  In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows.  The Directors also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.  The Directors noted that TAM would not realize soft dollar benefits from its relationship with the Fund.  The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Directors favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser.  [The Directors also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Directors, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

BOARD MEMBERS AND OFFICERS

The Board Members and executive officers of the Trust are listed below. The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Trust by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser.  The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 163 funds as of the date of this SAI.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.  The Board Members, their ages, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999

Chairman and Board Member (2008 – present), President (2007 – present), Chief Executive Officer (2006 – present), Vice President, Secretary and Chief Compliance Officer (2003 –  2006), Transamerica Investors, Inc. (“TII”);

Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Chief Compliance Officer, General Counsel and Secretary (1999 – 2006), Transamerica Funds and TST;

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (2002 – 2006), General Counsel, Secretary and Chief Compliance Officer (2002 – 2006), TIS;

Chairman, President and Chief Executive Officer (2006 – present), Director (2002 – present), Senior Vice President (1999 – 2006), General Counsel and Secretary (2000 – 2006), Chief Compliance Officer (2004 – 2006), TAM;

Chairman, President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2002 – present), General Counsel and Secretary (2001 – 2006), Transamerica Fund Services, Inc. (“TFS”);

Vice President, AFSG Securities Corporation (2001 –present);

Senior Vice President, General Counsel

				163	N/A

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 – 2004); and

Director, (2008 – present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 – 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 – 2005).

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired, KPMG (1999 – present); Board Member, TII (2003 – present); and Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present).	163	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

Leo J. Hill (1956)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, Transamerica Funds and TIS (2002 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – present);

Owner and President, Prestige Automotive Group (2001 – 2005);

President, L. J. Hill & Company (1999 – present);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				163	N/A

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (July 2009 – present); Board Member, TII (July 2009 –	163	N/A

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

			present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).

Neal M. Jewell (1935)	Board Member	Since 2007	Retired (2004 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 - present); and Independent Trustee, EAI Select Managers Equity Fund (a mutual fund) (1996 – 2004).	163	N/A

Russell A. Kimball, Jr. (1944)	Board Member	1986 – 1990 and 2002 - Present	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – present).	163	N/A

Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1994 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – present); and President, International Fund Services (alternative asset administration) (1993 – 2005).	163	N/A

Norman R. Nielsen (1939)	Board Member	Since 2006	Retired (2005 – present);	163	Buena Vista University

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Board Member, Transamerica Funds, TST and TIS (2006 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – present);

Director, Iowa Student Loan Service Corporation (2006 – present);

Director, League for Innovation in the Community Colleges (1985 – 2005);

Director, Iowa Health Systems (1994 – 2003);

Director, U.S. Bank (1987 – 2006); and

President, Kirkwood Community College (1985 – 2005).

					Board of Trustees (2004 - present)

Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – present); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	163	Board of Governors, Reconstruction-ist Rabbinical College (2007 - present)

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Vice President, American Express (1987 – 1989); Vice President, The Equitable (1986 – 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).	163	N/A

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

John W. Waechter (1952)	Board Member	Since 2005	Attorney, Englander & Fischer, P.A. (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – present); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	163	Operation Par, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – present)

*                               Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**                        May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.

***                 Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

OFFICERS

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.  The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period).  Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	See the table above.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 – present);

Vice President, General Counsel and Secretary, TII, (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Director, Senior Vice President, General Counsel, Operations, and Secretary, TAM and TFS (2006 – present);

Assistant Vice President, TCI (2007 – present); and

Director, Deutsche Asset Management (1998 – 2006).

Joseph P. Carusone (1965)	Vice President, Treasurer and Principal Financial Officer	Since 2007

Vice President, Treasurer and Principal Financial Officer, Transamerica Funds, TST and TIS (2007 – present);

Vice President, Treasurer and Principal Financial Officer, TII (2007 – present);

Vice President (2007 – present), Treasurer and Principal Financial Officer (2001 – present), TPP, TPFG, TPFG II and TAAVF;

Senior Vice President, TAM and TFS (2007 – present);

Senior Vice President (2008 – present), Vice President (2001 – 2008); Diversified Investment Advisors, Inc. (“DIA”);

Director and President, Diversified Investors Securities Corp. (“DISC”) (2007 – present);

Director, Transamerica Financial Life Insurance Company (“TFLIC”) (2004 – present); and

Treasurer, Diversified Actuarial Services, Inc. (2002 – present).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2005

Vice President and Chief Investment Officer (2007 – present); Vice President - Investment Administration (2005 – 2007), TII;

Vice President and Chief Investment Officer (2007 – present), Senior Vice President - Investment Management (2006 – 2007), Vice President - Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Director (2005 – present), Senior Vice President – Investment Management (2006 – present) and Chief Investment Officer (2007 – present), TAM;

Director, TFS (2005 – present); and

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Rick B. Resnik (1967)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2008

Chief Compliance Officer, TPP, TPFG, TPFG II and TAAVF (2004 – present);

Chief Compliance Officer, Transamerica Funds, TST and TIS (2008 – present); Vice President and Conflicts of Interest Officer, TPP, TPFG, TPFG II, TAAVF, Transamerica Funds, TST and TIS (2008 – present);

Chief Compliance Officer, Vice President and Conflicts of Interest Officer, TII (2008 – present);

Senior Vice President and Chief Compliance Officer, TAM (2008 – present);

Senior Vice President, TFS (2008 – present);

Vice President and Chief Compliance Officer, DIA (2004 - present); with DIA since 1988;

Director (1999 – present), Vice President and Chief Compliance Officer (1996 – present), DISC;

Assistant Vice President, TFLIC (1999 – present); and

Chief Compliance Officer, Transamerica Partners Variable Funds (2004 - present).

Robert A. DeVault, Jr. (1965)	Assistant Treasurer	Since 2009

Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2009 – present);

Assistant Treasurer, TII (January 2009 – present); and

Assistant Vice President (2007 – present) and Manager, Fund Administration, (2002 – 2007), TFS.

Suzanne Valerio-Montemurro (1964)	Assistant Treasurer	Since 2007	Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2007 – present); Assistant Treasurer, TII (2007 – present); and Vice President, DIA (1998 – present).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2009 – present);

Assistant Secretary, TII (January 2009 – present);

Assistant Vice President and Manager, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 - 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2009 –

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

present);

Assistant Secretary, TII (January 2009 – present);

Counsel, TAM (2008 – present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 – 2007); and

Associate, Greenberg Traurig, P.A. (2004 – 2005).

Richard E. Shield, Jr. (1974)	Tax Officer	Since 2008

Tax Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present);

Tax Officer, TII (2008 – present);

Tax Manager, Jeffrey P. McClanathan, CPA (2006 – 2007) and Gregory, Sharer & Stuart (2005 – 2006);

Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 – 2005); and

Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 – 2003).

*          Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown.  No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, available, without charge, upon request, by calling toll free 1-888-233-4339 or on the Trust’s website at www.transamericafunds.com.

Transamerica Premier Funds

Investment Adviser

Transamerica Asset Management, Inc.

570 Carillon Parkway

St. Petersburg, FL 33716

Distributor

Transamerica Capital, Inc.

4600 South Syracuse Street

Denver, CO 80237

Custodian

State Street Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

Transamerica Fund Services, Inc.

570 Carillon Parkway

St. Petersburg, Florida 33716

PROXY VOTING POLICIES AND PROCEDURES

A description of the Transamerica Premier Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-800-892-7587 (toll free) or on the Securities and Exchange Commission (SEC) website www.sec.gov.

In addition, the Funds are required to file SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30th no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-800-892-7587; and (2) on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q which is available on the SEC website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

Every year, we send shareholders informative materials such as the Transamerica Premier Funds Annual Report, the Transamerica Premier Funds Prospectus, and other required documents that keep you informed regarding your funds.

Transamerica Premier Funds will only send one piece per mailing address, a method that saves your funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Premier Funds Customer Service Representative; toll free, at 1-800-892-7587, 8:00 a.m. to 7:00 p.m. Eastern Time, Monday — Friday. Your request will take effect within 30 days.

Notice of privacy policy

Protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•                  Information we receive from you on applications or other forms, such as your name, address, and account number;

•                  Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•                  Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:                  This privacy policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Fund Services, Inc.

P.O. BOX 219427

Kansas City, MO 64121-9427

This report must be preceded or accompanied by a current prospectus that contains complete information about Transamerica Premier Funds including charges and expenses and other important facts. Investors should carefully consider their investment objectives and risks, along with a product’s charges and expenses, before investing. Please read the prospectus carefully before investing

This report is for the information of the shareholders of Transamerica Premier Funds.

Transamerica Capital, Inc., Distributor

1-800-89-ASK-US (1-800-892-7587)

www.transamericafunds.com

e-mail: PremierFunds@Transamerica.com

TPF 577-0209

Item 2: Code of Ethics.

(a)                                  Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)                                 Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)                                  During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)                                 During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)                                  Not Applicable.

(f)                                    Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Experts.

Registrant’s Board of Directors has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Directors in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Directors.

Item 4: Principal Accountant Fees and Services.

		Period Ended
(in thousands)		12/31/2008	10/31/2009

(a)	Audit Fees	$264	44
(b)	Audit-related Fees (1)	$10	8
(c)	Tax Fees (2)	$67	68
(d)	All Other Fees	N/A	N/A
(e) (1)	Pre-approval policy (3)
(e) (2)	% of above that were pre-approved	0%		%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)

Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.

		Yes	Yes

(1)                      Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)                      Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(3)                      The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee.  Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Item 5: Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Neal M. Jewell, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G.Norden, Patricia L. Sawyer and John W. Waechter.

Item 6: Schedule of Investments.

The schedules of investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.   Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.   Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11: Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are appropriately designed to ensure that information required to be disclosed by Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)         The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)          (1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3) Not applicable.

(b)         A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Investors, Inc.
(Registrant)

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: December 30, 2009

By:	/s/ Joseph P. Carusone
Joseph P. Carusone
Principal Financial Officer
Date: December 30, 2009

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer